Correction to  Employment  Agreement,  by and between  Pulse  Microsystems,
Ltd.,  an  Ontario  corporation  (the   "Corporation"),   and  Tas  Tsonis  (the
"Executive").

     WHEREAS, Pulse and the Executive entered into an employment agreement dated as of February 25, 1994 (the "Employment Agreement"); and

     WHEREAS, the parties have discovered an error in Section 2(b) of the Employment Agreement concerning the amount of the bonus to be paid during the First Renewal Term (as defined in the Employment Agreement); and

     WHEREAS, the parties desire to correct this error.

     NOW, THEREFORE, it is hereby agreed:

     1. Section 2(b) of the Employment Agreement, as it now exists, is stricken and instead is replaced by corrected Section 2(b) reading in its entirety as follows:

     First Renewal Option. Subject to the provisions of Section 2(d) hereof, upon notice given in the manner provided herein not less than one hundred twenty
(120) days prior to the expiration of the Initial Term, the Executive may extend the Initial Term for an additional three (3) year period (the "First Renewal Term") upon the same terms and conditions (except the right to renew for three
(3) years) as set forth herein except that the bonus provided for in Section 5(b) of this Agreement shall be 12.5% of the Company's annual pre-tax profits (as defined in Paragraph 5(b)(iii) hereof) during the First Renewal Term. The First Renewal Term shall terminate as of the close of business on the eighth
(8th) anniversary of the Effective Date.

     2. Except as herein corrected, the Employment Agreement remains in full force and effect.

Dated:   November 4, 1997

                                              PULSE MICROSYSTEMS, LTD.


                                         By:  /s/Brian Goldberg
                                              -------------------------------
                                              Brian Goldberg, Vice President

                                              /s/Tas Tsonis
                                              -------------------------------
                                              Tas Tsonis

     Consented to:

     HIRSCH INTERNATIONAL CORP.

     By: /s/Henry Arnberg
         ----------------------------
         Henry Arnberg, President